                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-15813

                             DEAN WITTER
                             MARKET LEADER TRUST
                             PROSPECTUS -- OCTOBER 28, 1997

DEAN WITTER MARKET LEADER TRUST (THE "FUND") IS AN OPEN-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO MEET ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN EQUITY SECURITIES ISSUED BY COMPANIES THAT ARE ESTABLISHED LEADERS IN THEIR RESPECTIVE FIELDS IN GROWING INDUSTRIES IN DOMESTIC AND FOREIGN MARKETS. (SEE "RISK CONSIDERATIONS AND INVESTMENT PRACTICES.")

The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      4

Financial Highlights ..................................................      5

The Fund and its Management ...........................................      8

Investment Objective and Policies .....................................      8

 Risk Considerations and Investment
  Practices ...........................................................     10

Investment Restrictions ...............................................     15

Purchase of Fund Shares ...............................................     16

Shareholder Services ..................................................     24

Redemptions and Repurchases ...........................................     26

Dividends, Distributions and Taxes ....................................     27

Performance Information ...............................................     28

Additional Information ................................................     28

Financial Statements--August 31, 1997 .................................     30

Report of Independent Accountants .....................................     38

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
MARKET LEADER TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                             A CRIMINAL OFFENSE.

                    Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
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THE                   The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
FUND                  diversified management investment company. The Fund invests primarily in equity securities issued by companies that are established leaders in their respective fields in growing industries in domestic and foreign markets.
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SHARES                Shares of beneficial interest with $0.01 par value (see page 28). The Fund offers four Classes of shares,
OFFERED               each with a different combination of sales charges, ongoing fees and other features (see pages 16-24).
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MINIMUM               The minimum initial investment for each Class is $1,000 ($100 if the account is opened through EasyInvest
PURCHASE              (Service Mark) ). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter
                      InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 16).
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INVESTMENT            The investment objective of the Fund is long-term growth of capital.
OBJECTIVE
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INVESTMENT            Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary, Dean
MANAGER               Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies and other portfolios with net assets under management of approximately $102.4 billion at September 30, 1997 (see page 8).
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MANAGEMENT            The Investment Manager receives a monthly fee at the annual rate of 0.75% of the Fund's average daily net
FEE                   assets (see page 8).
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DISTRIBUTOR AND       Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan pursuant to
DISTRIBUTION FEE      Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25%
                      of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 16 and 22).
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ALTERNATIVE           Four classes of shares are offered:
PURCHASE
                      o Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                      Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 16, 18 and 22).

                      o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a
                      CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007.
                      In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 16, 20 and 22).


2

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                      o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a
                      CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the
                      Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class
                      (see pages 16 and 22).

                      o Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 16 and 22).
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DIVIDENDS AND         Dividends from net investment income and distributions from net capital gains, if any, are paid at least
CAPITAL GAINS         annually. The Fund may, however, determine to retain all or part of any net long-term capital gains in any
DISTRIBUTIONS         year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 24 and 27).
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REDEMPTION            Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or
                      Class C shares. An account may be involuntarily redeemed if the total value of the account is less than
                      $100 or, if the account was opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account (see page 26).
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RISK                  The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio
CONSIDERATIONS        securities. An investment in the Fund should be considered a long-term holding and subject to all the risks associated with investing in equity securities of companies in growing industries in domestic and foreign markets. The market value of the Fund's portfolio securities and, therefore, the Fund's net asset value per share, will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. It should be recognized that foreign securities and markets in which the Fund may invest pose different and greater risks than those customarily associated with domestic securities and their markets. The Fund may invest in lower-rated convertible and non-convertible fixed-income securities, may enter into repurchase agreements, may purchase securities on a when-issued, delayed delivery or forward commitment basis, may purchase securities on a "when, as and if issued"
                      basis, may lend its portfolio securities and may utilize certain investment techniques including transactions involving stock index futures which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. An investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks and the risks outlined under the heading "Risk Considerations and Investment Practices"
                      (pages 10-15) before making an investment in the Fund.
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SHAREHOLDER           Automatic Investment of Dividends and Distributions; Investment of Distributions Received in Cash;
SERVICES              Systematic Withdrawal Plan; Exchange Privilege; EasyInvest (Service Mark); Tax-Sheltered Retirement
                      Plans (see pages 24-26).
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The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
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The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The estimated annualized fees and expenses set forth in the table below are based on the expenses and fees estimated to be incurred in the fiscal period ending August 31, 1998.

                                                                    CLASS A      CLASS B       CLASS C      CLASS D
                                                                 ------------ ------------  ------------ -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of
 offering price) ...............................................     5.25%(1)      None         None         None
Sales Charge Imposed on Dividend Reinvestments .................     None          None         None         None
Maximum Contingent Deferred Sales Charge (as a percentage of
 original purchase price or redemption proceeds)................     None(2)       5.00%(3)     1.00%(4)     None
Redemption Fees.................................................     None          None         None         None
Exchange Fee....................................................     None          None         None         None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
Management Fees+ ...............................................     0.75%         0.75%        0.75%        0.75%
12b-1 Fees (5)(6)...............................................     0.25%         1.00%        1.00%        None
Other Expenses+ ................................................     0.51%         0.51%        0.51%        0.51%
Total Fund Operating Expenses (7)+..............................     1.51%         2.26%        2.26%        1.26%

------------
+ The Investment Manager agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until such time as the Fund had $50 million in net assets or until October 28, 1997, whichever occurred first. The Fund attained $50 million in net assets on May 13, 1997. The fees and expenses disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Manager.

(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

(7) There were no outstanding shares of Class A, Class C or Class D prior to July 28, 1997. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are estimates based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

 EXAMPLES                                                                   1 YEAR    3 YEARS
                                                                           -------- ---------
You would pay the following expenses on a $1,000 investment assuming (1)
a 5% annual return and (2) redemption at the end of each time period:
  Class A ................................................................    $67      $ 98
  Class B ................................................................    $73      $101
  Class C.................................................................    $33      $ 71
  Class D ................................................................    $13      $ 40
You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Class A ................................................................    $67      $ 98
  Class B ................................................................    $23      $ 71
  Class C ................................................................    $23      $ 71
  Class D ................................................................    $13      $ 40

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of
Distribution" and "Redemptions and Repurchases."

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
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   The following ratios and per share data for a share of beneficial interest outstanding throughout the period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in this Prospectus commencing on page 30.

                                            FOR THE PERIOD
                                           APRIL 28, 1997*
                                               THROUGH
                                          AUGUST 31, 1997**
                                          -----------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period ..      $ 10.00
                                             --------------
  Net investment income .................         0.04
  Net realized and unrealized gain ......         0.77
                                             --------------
  Total from investment operations ......         0.81
                                             --------------
  Net asset value, end of period ........      $ 10.81
                                             ==============
TOTAL INVESTMENT RETURN+ ................         8.10%(1)
RATIOS TO AVERAGE NET ASSETS:
  Expenses ..............................         2.34%(2)(3)
  Net investment income .................         1.21%(2)(3)

SUPPLEMENTAL DATA:
  Net assets, end of period, in thousands         $107,298
  Portfolio turnover rate ...............           22%(1)
  Average commission rate paid ..........      $0.0541

------------
 *     Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 2.47% and 1.08%, respectively.

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                                            FOR THE PERIOD
                                            JULY 28, 1997*
                                               THROUGH
                                          AUGUST 31, 1997**
                                          -----------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period ..        $10.90
                                          -----------------
  Net investment income .................          0.01
  Net realized and unrealized loss ......         (0.09)
                                          -----------------
  Total from investment operations ......         (0.08)
                                          -----------------
  Net asset value, end of period ........        $10.82
                                          =================
TOTAL INVESTMENT RETURN+ ................         (0.73)%(1)

RATIOS TO AVERAGE NET ASSETS:
  Expenses ..............................          1.89%(2)
  Net investment income .................          1.30%(2)

SUPPLEMENTAL DATA:

  Net assets, end of period, in thousands          $288
  Portfolio turnover rate ...............            22%(1)
  Average commission rate paid ..........       $0.0541

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:

  Net asset value, beginning of period ..        $10.90
                                          -----------------
  Net investment income .................          0.01
  Net realized and unrealized loss ......         (0.10)
                                          -----------------
  Total from investment operations ......         (0.09)
                                          -----------------
  Net asset value, end of period ........        $10.81
                                          =================
TOTAL INVESTMENT RETURN+ ................         (0.83)%(1)

RATIOS TO AVERAGE NET ASSETS:

  Expenses ..............................          2.54%(2)
  Net investment income .................          0.61%(2)

SUPPLEMENTAL DATA:
  Net assets, end of period, in thousands          $313
  Portfolio turnover rate ...............            22%(1)
  Average commission rate paid ..........       $0.0541

------------
 *     The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

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                                            FOR THE PERIOD
                                            JULY 28, 1997*
                                               THROUGH
                                          AUGUST 31, 1997**
                                          -----------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:

  Net asset value, beginning of period ..    $ 10.90
                                          -----------------
  Net investment income .................       0.02
  Net realized and unrealized loss ......      (0.10   )
                                          -----------------
  Total from investment operations ......      (0.08   )
                                          -----------------
  Net asset value, end of period ........    $ 10.82
                                          =================
TOTAL INVESTMENT RETURN+ ................      (0.73   )%(1)
RATIOS TO AVERAGE NET ASSETS:

  Expenses ..............................       1.43   %(2)
  Net investment income .................       1.81   %(2)

SUPPLEMENTAL DATA:

  Net assets, end of period, in thousands    $    10
  Portfolio turnover rate ...............         22   %(1)
  Average commission rate paid ..........    $0.0541

------------
 *     The date shares were first issued.
 + Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

THE FUND AND ITS MANAGEMENT
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   Dean Witter Market Leader Trust (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on November 4, 1996.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $98.6 billion at September 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.8 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets.

   The Fund's expenses include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is long-term growth of capital. The objective is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Trustees without shareholder approval.

   The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies that, in the opinion of the Investment Manager, are established leaders in their respective fields in growing industries in domestic and foreign markets. The equity securities in which the Fund may invest in include common stocks, preferred stocks and debt or preferred stocks convertible into or exchangeable for common stocks. These companies generally will possess well-recognized proprietary skills or products, will have equity market capitalizations in excess of $1 billion and will be listed on a United States stock exchange (including U.S. dollar-denominated securities such as American Depository Receipts ("ADRs")). Generally these companies will be considered "leaders," in the view of the Investment Manager, if they are nationally-known and have established a strong reputation for quality management, products and services in the United States and/or globally.

   In addition to equity securities of market leader companies, up to 35% of the Fund's total assets may be invested in equity securities or debt securities convertible into or exchangeable for equity securities of other companies, in non-convertible debt securities, including U.S. Government securities and money market instruments, and in rights and warrants. (For a discussion of the risks of investing in each of these securities, see "Risk Considerations and Investment Practices" below.)

   The Investment Manager intends to use both "top down" and "bottom-up" approaches. The "top down" approach seeks to identify growing industries in domestic and foreign markets. Within these industries, the

Investment Manager will apply a "bottom-up" fundamental analysis to identify the most attractive securities to purchase, giving particular attention to companies with the following attributes: recognized product and service leadership within its industry, strong financial position (strong financial fundamentals) relative to its peers, strong history of earnings growth or momentum often exceeding consensus analyst expectations, evidence of corporate management's attention to equity structure (evidenced by, among other things, stock buy-backs, the extent to which management exercises stock options or otherwise acquires shares of the company and sound financing decisions) as well as other attributes which the Investment Manager believes are indicators of sustainable long-term growth.

   Fixed-income securities in which the Fund may invest include corporate notes and bonds and obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. The non-governmental debt securities in which the Fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff and Phelps, Inc. and Fitch Investors Service, Inc., or, if unrated, of comparable quality as determined by the Investment Manager; and (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken the capacity of their issuers to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO, the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade. If a fixed-income non-convertible security held by the Fund is subsequently downgraded by a rating agency below investment grade, the Fund will sell such securities as soon as practicable without undue market or tax consequences to the Fund. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

   The U.S. Government securities in which the Fund may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds (including zero coupon bonds), and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (e.g., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (e.g., obligations of the Federal National Mortgage Association); and securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (e.g., obligations of the Federal Farm Credit System).

   Money market instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   Up to 20% of the Fund's assets in convertible fixed-income securities can be rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager. Securities rated below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). The Fund will not invest in convertible fixed-income securities that are in default in payment of principal or interest. In the event that the Fund's investments in convertible securities rated below investment grade, including downgraded convertible securities, constitute more than 20% of the Fund's total assets, the Fund will seek immediately to sell sufficient securities to reduce the total to below the applicable percentage. See "Risk Considerations and Investment Practices" below for a discussion of the risks of investing in lower-rated and unrated fixed-income securities and the Appendix to the Statement of Additional Information for a description of fixed income security ratings.

   The Fund may also purchase and sell futures contracts on stock indexes, may invest in repurchase agreements, private placements, zero coupon securities and real estate investment trusts, may purchase securities on a when-issued, delayed delivery or forward commitment basis, may purchase securities on a "when, as and if issued" basis, and may lend its portfolio securities, as discussed under "Risk Considerations and Investment Practices" below.

RISK CONSIDERATIONS AND INVESTMENT
PRACTICES

The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted.

FOREIGN SECURITIES. The Fund may invest in foreign securities; provided, however, that not more than 10% of the Fund's total assets may be invested in foreign securities which are not listed on a United States stock exchange. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

LOWER RATED OR UNRATED CONVERTIBLE SECURITIES. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege). At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   A portion of the convertible securities in which the Fund may invest will generally be rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Fixed-income securities rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics greater than those of more highly rated securities, while fixed-income securities rated Ba or BB or lower by Moody's and Standard & Poor's, respectively, are considered to be speculative investments. The Fund will not invest in convertible securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in debt securities that are in default in payment of principal or interest. The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematic than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objective will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

   Because of the special nature of the Fund's permitted investments in lower rated or unrated convertible securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated or unrated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated or unrated securities and a corresponding volatility in the net asset value of a share of the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

   A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

   The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   At other times, when, for example, the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

   In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

   In all of the above circumstances, if the currency in which the Fund securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

CORPORATE NOTES AND BONDS. Values and yield of corporate bonds will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of corporate notes and bonds held by the Fund will fall. Securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the debt securities in which it may invest.

STOCK INDEX FUTURES TRANSACTIONS. The Fund may purchase and sell futures contracts on stock indexes such as the Standard & Poor's 500 Composite Stock Price Index, the New York Stock Exchange Composite Index and the Russell 2000 Index. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. Purchase of a futures contract by the Fund may serve as a temporary substitute for the purchase of individual stocks which may then be purchased in an orderly fashion. The Fund will not enter into futures contracts on stock indexes for speculative purposes. The Fund may not enter into futures contracts if immediately thereafter the amount committed to initial margin exceeds 5% of the value of the Fund's total assets. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position, and therefore as much as 100% of the Fund's assets may be subject to such futures contracts. The Fund may close out its position as a buyer or seller of a futures contract only if a liquid secondary market exists for futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   Futures contracts may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. This risk may particularly apply, given the nature of the Fund's investments in securities of smaller companies rather than larger companies. See the Statement of Additional Information for a further discussion of risks.

   The extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

INVESTMENT IN OTHER INVESTMENT VEHICLES. Under the Investment Company Act of 1940, as amended (the "Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Notwithstanding the foregoing, the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. (See "Additional Information--Master/Feeder Conversion.") Investment in other investment companies or vehicles may be the sole or most practical means by which the Fund can participate in certain foreign markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the Act and market availability. In addition, special tax considerations may apply. The Fund does not intend to invest in such vehicles or funds unless, in the judgment of the Investment Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of advisory fees with respect to investments in such other investment companies.

RIGHTS AND WARRANTS. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

DEPOSITORY RECEIPTS. The Fund may invest in securities of foreign issuers in the form of ADRs, including ADRs sponsored by persons other than the underlying issuers ("unsponsored ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, issuers of the stock of unsponsored ADRs are not obligated to distribute material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. EDRs are issued by a European bank and GDRs are issued by a foreign bank or trust company and both evidence ownership of the underlying foreign security. Generally, ADRs, in registered form, are designated for use in the United States securities markets, EDRs, in bearer form, are designated for use in European securities markets and GDRs, in bearer form, are designated for use in European and other foreign securities markets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Act.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise restricted. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the

Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

   For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

   Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR") and other broker-dealer affiliates of InterCapital, and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The assets of the Fund are managed within InterCapital's Growth Group, which manages thirty-one equity funds and fund portfolios with approximately $14.9 billion in assets as of September 30, 1997. Guy G. Rutherfurd, Jr., Senior Vice President of InterCapital and a member of InterCapital's Growth Group since February, 1997, is the primary portfolio manager of the Fund. Prior to joining InterCapital, Mr. Rutherfurd was Executive Vice President and Chief Investment Officer of Nomura Asset Management (U.S.A.) Inc., from May, 1992 to February, 1997.

   Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR and other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. It is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 100% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.

INVESTMENT RESTRICTIONS
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   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

   1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio").

   2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

PURCHASE OF FUND SHARES
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GENERAL

   The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Market Leader Trust, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Distributor, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

   For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                         CONVERSION
   CLASS          SALES CHARGE          12B-1 FEE          FEATURE
---------  ------------------------- -------------  --------------------
     A        Maximum 5.25%               0.25%            No
              Initial Sales Charge
              Reduced for
              Purchases of
              $25,000 and over;
              Shares Sold without
              an Initial Sales
              Charge Generally
              Subject to a 1.0%
              CDSC During First
              Year.
---------  ------------------------- -------------  --------------------
     B        Maximum 5.0%                                B shares convert
              CDSC during the first                       to A shares
              year decreasing                             automatically
                 to 0 after six years                     after
                                                          approximately
                                                          ten years
---------  ------------------------- -------------  --------------------
     C        1.0% CDSC during             1.0%            No
              first year
---------  ------------------------- -------------  --------------------
     D         None                       None             No

   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--
CLASS A SHARES

Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                SALES CHARGE
                      --------------------------------
                       PERCENTAGE OF     APPROXIMATE
  AMOUNT OF SINGLE    PUBLIC OFFERING   PERCENTAGE OF
     TRANSACTION           PRICE       AMOUNT INVESTED
--------------------  --------------- ---------------
Less than $25,000  ..      5.25%            5.54%
$25,000 but less
 than $50,000 .......      4.75%            4.99%
$50,000 but less
 than $100,000 ......      4.00%            4.17%
$100,000 but less
 than $250,000 ......      3.00%            3.09%
$250,000 but less
 than $1 million  ...      2.00%            2.04%
$1 million and over          0                 0

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

   (4) 401(k) plans and other employer-sponsored plans qualified under
Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE
ALTERNATIVE--CLASS B SHARES

Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.

   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
--------------------------  ------------------------
First......................           5.0%
Second.....................           4.0%
Third......................           3.0%
Fourth.....................           2.0%
Fifth......................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None

   In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
--------------------------  ------------------------
First .....................           2.0%
Second ....................           2.0%
Third .....................           1.0%
Fourth and thereafter  ....           None

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimburse-ments for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class
B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

   For the fiscal period April 28, 1997 (commencement of operations) through August 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $265,860, which amount is equal to 1.0% of the average daily net assets of Class B for the fiscal period. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28 through August 31, 1997, Class A and Class C shares to the Fund accrued payments under the Plan amounting to $30 and $164, respectively, which amounts on an annualized basis are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $5,173,626 at August 31, 1997, which was equal to 4.82% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses which may be reimbursed in the subsequent year in the case of Class A and Class C on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on

Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (5) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily. Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

EASYINVEST(SERVICE MARK). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with

DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the other Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B, or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed upon repurchase by the Fund or, the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to distribute substantially all of the Fund's net investment income and net realized short-term and long-term capital gains, if there are any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Total return and average annual total return reflect all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc. and the S&P 500 Index).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER MARKET LEADER TRUST
PORTFOLIO OF INVESTMENTS August 31, 1997

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (66.2%)
             Aircraft & Aerospace (1.5%)
   30,000    Boeing Co. ......................................................     $1,633,125
                                                                              --------------
             Banks (3.8%)
   15,000    Chase Manhattan Corp.  ..........................................      1,667,812
    9,000    Citicorp ........................................................      1,148,625
    5,000    Wells Fargo & Co. ...............................................      1,271,250
                                                                              --------------
                                                                                    4,087,687
                                                                              --------------
             Computer Software & Services (8.8%)
   40,000    Ascend Communications, Inc.* ....................................      1,695,000
   65,000    Checkfree Corp.* ................................................      1,235,000
   28,000    Cisco Systems, Inc.* ............................................      2,108,750
   24,000    Computer Sciences Corp.* ........................................      1,785,000
   20,000    Electronics For Imaging, Inc.* ..................................      1,067,500
   40,000    First Data Corp. ................................................      1,642,500
                                                                              --------------
                                                                                    9,533,750
                                                                              --------------
             Computers (7.5%)
   51,000    COMPAQ Computer Corp.* ..........................................      3,340,500
   17,000    Dell Computer Corp.* ............................................      1,395,062
   40,000    Gateway 2000, Inc.*  ............................................      1,565,000
   30,000    Hewlett-Packard Co.  ............................................      1,839,375
                                                                              --------------
                                                                                    8,139,937
                                                                              --------------
             Drugs & Healthcare (7.8%)
   35,000    Amgen Inc.  .....................................................      1,732,500
   20,000    Bristol-Myers Squibb Co.  .......................................      1,520,000
   35,000    Johnson & Johnson  ..............................................      1,984,062
   19,000    Merck & Co., Inc.  ..............................................      1,744,437
   25,000    Pfizer Inc.  ....................................................      1,384,375
                                                                              --------------
                                                                                    8,365,374
                                                                              --------------
             Electronics -Semiconductors/
             Components (4.4%)
   25,000    DII Group, Inc.*  ...............................................      1,368,750
   30,000    Intel Corp.  ....................................................      2,758,125
   20,000    LSI Logic Corp.*  ...............................................        643,750
                                                                              --------------
                                                                                    4,770,625
                                                                              --------------
             Finance (1.0%)
   25,000    Fannie Mae  .....................................................      1,100,000
                                                                              --------------
             Financial Services (3.4%)
   27,000    Hambrecht & Quist Group*  .......................................        852,187
    8,200    Legg Mason, Inc.  ...............................................        506,350
   20,000    Lehman Brothers Holdings, Inc.  .................................        877,500
    9,000    Price (T. Rowe) Associates, Inc.  ...............................        492,750
   15,000    Salomon, Inc.  ..................................................        898,125
                                                                              --------------
                                                                                    3,626,912
                                                                              --------------
             Insurance (1.1%)
   12,000    American International Group, Inc.  .............................     $1,132,500
                                                                              --------------
             Machinery (1.8%)
   95,000    JLG Industries, Inc.  ...........................................      1,110,313
   30,000    Roper Industries, Inc.  .........................................        847,500
                                                                              --------------
                                                                                    1,957,813
                                                                              --------------
             Medical Products & Supplies (1.5%)
   50,000    U.S. Surgical Corp.  ............................................      1,646,875
                                                                              --------------
             Metals & Mining (3.1%)
   45,000    Newmont Mining Corp.  ...........................................      1,904,063
   25,000    Nucor Corp.  ....................................................      1,417,188
                                                                              --------------
                                                                                    3,321,251
                                                                              --------------
             Natural Gas (0.5%)
    8,000    Anardarko Petroleum Corp.  ......................................        587,500
                                                                              --------------
             Oil Drilling & Services (6.1%)
   34,000    Halliburton Co.  ................................................      1,623,500
   55,000    Noble Drilling Corp.  ...........................................      1,564,063
   20,000    Schlumberger, Ltd.  .............................................      1,523,750
   35,000    Tidewater, Inc. .................................................      1,837,500
                                                                              --------------
                                                                                    6,548,813
                                                                              --------------

             Restaurants (1.8%)
   40,000    McDonald's Corp.  ...............................................      1,892,500
                                                                              --------------
             Retail (2.8%)
   31,000    Proffitt's, Inc.*  ..............................................      1,664,313
   50,000    TJX Companies, Inc.  ............................................      1,375,000
                                                                              --------------
                                                                                    3,039,313
                                                                              --------------
             Shoes (1.2%)
   25,000    Nike, Inc. (Class B)  ...........................................      1,334,375
                                                                              --------------
             Telecommunications (4.6%)
   31,000    Motorola, Inc.  .................................................      2,274,625
   30,000    Nextel Communications, Inc. (Class A)  ..........................        750,000
   25,000    Nokia Corp. (ADR)(Finland)  .....................................      1,937,500
                                                                              --------------
                                                                                    4,962,125
                                                                              --------------
             Utilities -Gas (2.1%)
   26,000    Sonat, Inc.  ....................................................      1,295,125
   20,000    Williams Companies, Inc.  .......................................        931,250

             Utilities -Telephone (1.4%)
   13,000    Telecomunicacoes Brasileiras S.A. (ADR)(Brazil)  ................      1,534,000
                                                                              --------------
             TOTAL COMMON STOCKS
             (Identified Cost $67,228,974)  ..................................     71,440,850
                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MARKET LEADER TRUST
PORTFOLIO OF INVESTMENTS August 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                         VALUE
--------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (42.5%)
             U.S. GOVERNMENT AGENCIES (a) (42.3%)
   $45,700   Federal Home Loan Mortgage Corp.
               5.41-5.50% due 09/02/97-09/04/97
               (Amortized Cost $45,685,567)  .................................  $45,685,567
                                                                              --------------
             REPURCHASE AGREEMENT (0.2%)
               The Bank of New York
               5.25% due 09/02/97 (dated
               8/29/97; proceeds $188,170)(b)
       188     (Identified Cost $188,060)  ...................................      188,060
                                                                              --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $45,873,627)  ..................................   45,873,627
                                                                              --------------

TOTAL INVESTMENTS
(Identified Cost $113,102,601)(c)  .   108.7%   117,314,477
LIABILITIES IN EXCESS OF OTHER
ASSETS .............................    (8.7)    (9,405,157)
                                     -------- -------------
NET ASSETS..........................   100.0%  $107,909,320
                                     ======== =============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $185,135 U.S. Treasury Note 6.625% due 05/15/07 valued at $191,821.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,000,591 and the aggregate gross unrealized depreciation is $1,788,715, resulting in net unrealized appreciation of $4,211,876.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT AUGUST 31, 1997:

 CONTRACTS TO         IN         DELIVERY    UNREALIZED
    RECEIVE      EXCHANGE FOR      DATE     DEPRECIATION
--------------  -------------- ----------  --------------
    $462,459    DEM     834,507  09/01/97       $(895)
                                           ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MARKET LEADER TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $113,102,601)................  $117,314,477
Receivable for:
  Investments sold.............................     3,999,180
  Shares of beneficial interest sold...........       816,163
  Dividends....................................        37,800
Prepaid expenses and other assets..............        92,920
Deferred organizational expenses...............        76,443
Receivable from affiliate......................         8,305
                                                --------------
  TOTAL ASSETS ................................   122,345,288
                                                --------------
LIABILITIES:
Payable for:
  Investments purchased........................    14,081,474
  Plan of distribution fee.....................        86,825
  Investment management fee....................        65,191
  Shares of beneficial interest repurchased ...        17,971
Accrued expenses and other payables............       102,398
Organizational expenses........................        82,109
                                                --------------
  TOTAL LIABILITIES............................    14,435,968
                                                --------------
  NET ASSETS ..................................  $107,909,320
                                                ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital................................  $102,884,416
Net unrealized appreciation ...................     4,211,876
Undistributed net investment income............       378,348
Undistributed net realized gain................       434,680
                                                --------------
  NET ASSETS...................................  $107,909,320
                                                ==============
CLASS A SHARES:
Net Assets.....................................  $    288,395
Shares Outstanding (unlimited authorized, $.01
 par value)....................................        26,664
  NET ASSET VALUE PER SHARE....................  $      10.82
                                                ==============
  MAXIMUM OFFERING PRICE PER SHARE
   (net asset value plus 5.54% of net asset
   value)......................................  $      11.42
                                                ==============
CLASS B SHARES:
Net Assets.....................................  $107,298,167
Shares Outstanding (unlimited authorized, $.01
 par value)....................................     9,927,646
  NET ASSET VALUE PER SHARE....................  $      10.81
                                                ==============
CLASS C SHARES:
Net Assets.....................................  $    312,818
Shares Outstanding (unlimited authorized, $.01
 par value)....................................        28,932
  NET ASSET VALUE PER SHARE....................  $      10.81
                                                ==============
CLASS D SHARES:
Net Assets.....................................  $      9,940
Shares Outstanding (unlimited authorized, $.01
 par value)....................................           919
  NET ASSET VALUE PER SHARE....................  $      10.82
                                                ==============

STATEMENT OF OPERATIONS
For the period April 28, 1997* through August 31, 1997**

NET INVESTMENT INCOME:
INCOME
Interest..................................  $  810,955
Dividends.................................     134,057
                                           -----------
  TOTAL INCOME ...........................     945,012
                                           -----------
EXPENSES
Plan of distribution fee (Class B
 shares)..................................     265,860
Investment management fee.................     199,615
Registration fees.........................      59,315
Professional fees.........................      43,130
Transfer agent fees and expenses..........      38,524
Shareholder reports and notices...........      31,926
Trustees' fees and expenses...............       8,035
Organizational expenses...................       5,666
Other.....................................       4,464
                                           -----------
  TOTAL EXPENSES..........................     656,535
  Less: Amounts Waived/Reimbursed ........     (34,359)
                                           -----------
  NET EXPENSES............................     622,176
                                           -----------
  NET INVESTMENT INCOME...................     322,836
                                           -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain.........................     434,680
Net unrealized appreciation ..............   4,211,876
                                           -----------
  NET GAIN................................   4,646,556
                                           -----------
NET INCREASE..............................  $4,969,392
                                           ===========

*     Commencement of operations.

**    Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MARKET LEADER TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE PERIOD
                                                                  APRIL 28, 1997*
                                                                      THROUGH
                                                                 AUGUST 31, 1997**
---------------------------------------------------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..........................................    $    322,836
Net realized gain...............................................         434,680
Net unrealized appreciation.....................................       4,211,876
                                                                 -----------------
  NET INCREASE .................................................       4,969,392
Net increase from transactions in shares of beneficial interest      102,839,928
                                                                 -----------------
  NET INCREASE..................................................     107,809,320
NET ASSETS:
Beginning of period.............................................         100,000
                                                                 -----------------
  END OF PERIOD
  (Including undistributed net investment income of $378,348) ..    $107,909,320
                                                                 =================

*     Commencement of operations.

**    Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER MARKET LEADER TRUST
NOTES TO FINANCIAL STATEMENTS August 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Market Leader Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 65% of its assets in equity securities issued by companies that are established leaders in their respective fields in growing industries in domestic and foreign markets. The Fund was organized as a Massachusetts business trust on November 4, 1996 and had no other operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on April 28, 1997. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER MARKET LEADER TRUST
NOTES TO FINANCIAL STATEMENTS August 31, 1997, continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $82,100 which will be reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager agreed to assume all operating expenses (except Plan of Distribution fees) and waive the compensation provided for in the Agreement until such time as the Fund had $50 million of net assets or until October 28, 1997, whichever occurred first. The Fund attained $50 million of net assets on May 13, 1997. At August 31, 1997, included in the Statement of Assets and Liabilities, is a receivable from an affiliate which represents expense reimbursements due to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule

DEAN WITTER MARKET LEADER TRUST
NOTES TO FINANCIAL STATEMENTS August 31, 1997, continued

12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates:
(i) Class A -0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the average daily net assets of Class B; and (iii) Class C -1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders and the preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $5,173,626 at August 31, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended August 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended August 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $67,679, and received $7,325 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended August 31, 1997 aggregated $74,919,312 and $8,125,018, respectively.

For the period ended August 31, 1997, the Fund incurred $31,455 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At August 31, 1997, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $143,263 and $6,045,013, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and
Distributor, is the Fund's transfer agent. At August 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $1,700.

DEAN WITTER MARKET LEADER TRUST
NOTES TO FINANCIAL STATEMENTS August 31, 1997, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                         FOR THE PERIOD
                        APRIL 28, 1997*
                            THROUGH
                        AUGUST 31, 1997
                             SHARES         AMOUNT
                        --------------- -------------
CLASS A SHARES**
Sold                           26,664    $    291,830
                        --------------- -------------
CLASS B SHARES
Sold                       10,228,061     105,571,003
Redeemed                     (310,415)     (3,349,122)
                        --------------- -------------
Net increase -Class B       9,917,646     102,221,881
                        --------------- -------------
CLASS C SHARES**
Sold                           30,204         330,257
Redeemed                       (1,272)        (14,053)
                        --------------- -------------
Net increase -Class C          28,932         316,204
                        --------------- -------------
CLASS D SHARES**
Sold                              919          10,013
                        --------------- -------------
Net increase in Fund        9,974,161    $102,839,928
                        =============== =============

------------

*      Commencement of operations.
**     For the period July 28, 1997 (issue date) through August 31, 1997.

6. FEDERAL INCOME TAX STATUS

At August 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and undistributed net investment income was credited $55,512.

7. FINANCIAL HIGHLIGHTS

See the "Financial Highlights" tables on pages 5, 6 and 7 of this Prospectus.

DEAN WITTER MARKET LEADER TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER MARKET LEADER TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights (appearing on pages 5-7 of this Prospectus) present fairly, in all material respects, the financial position of Dean Witter Market Leader Trust (the "Fund") at August 31, 1997, the results of its operations and the changes in its net assets for the period April 28, 1997 (commencement of operations) through August 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
October 9, 1997

                     [THIS PAGE LEFT BLANK INTENTIONALLY.)

DEAN WITTER
MARKET LEADER TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary
and General Counsel

Guy G. Rutherfurd, Jr.
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.